UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2003

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure.

The following information updates litigation disclosure found on pages 62 and 63 in “Item 3. Legal Proceedings — Corporate and Other Operations” in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2002:

A consolidated appeal was brought in the Appellate Division of the Superior Court of New Jersey (the “Appellate Division”) challenging the October 15, 2001, Decision and Order of the New Jersey Commissioner of Banking and Insurance (the “Commissioner”) that approved The Prudential Insurance Company of America’s Plan of Reorganization (the “Plan”), including its provision for distribution of demutualization consideration to non-participating policyholders. On June 27, 2003, the Appellate Division affirmed the Commissioner’s Order, held that the Plan complied with all applicable law and denied appellants’ constitutional challenges. The appellants may attempt to appeal to the Supreme Court of New Jersey.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 1, 2003

PRUDENTIAL FINANCIAL, INC

By:	/s/ KATHLEEN M. GIBSON
Name: Kathleen M. Gibson
Title: Vice President and Secretary